SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 29, 2013 (October 24, 2013)

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado
Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 24, 2013, Sally Holdings LLC (“Holdings”) and Sally Capital Inc. (together with Holdings, the “Issuers”), both subsidiaries of Sally Beauty Holdings, Inc. (the “Company”), the Company and certain domestic subsidiaries of the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters listed therein (together, the “Underwriters”), pursuant to which the Issuers sold $200,000,000 aggregate principal amount of the Issuers’ 5.50% Senior Notes due 2023 (the “Notes”) to the Underwriters. The closing of the sale of the Notes occurred on October 29, 2013.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Issuers, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.

The net proceeds from the offering will be used to repay in full the outstanding borrowings under our senior secured revolving credit facility, which as of October 21, 2013 were approximately $91.5 million, and the remainder of the net proceeds for general corporate purposes.

Indenture

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of May 18, 2012, by and among the Issuers and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of October 29, 2013, by and among the Issuers, the guarantors listed therein and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2014, and the Notes mature on November 1, 2023. Interest on the Notes will accrue from and including October 29, 2013.

Under the Indenture, Holdings has the right to redeem the Notes, in whole or in part, at any time on or after November 1, 2018 initially at 102.750% of their principal amount, plus accrued interest to the redemption date, declining ratably to 100% of their principal amount, plus accrued interest to the redemption date, on or after November 1, 2021. Pursuant to the Indenture, at any time prior to November 1, 2018, the Notes may also be redeemed or purchased (by Holdings or any other person), in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium as provided in the Indenture, together with accrued and unpaid interest to the redemption date. In addition, prior to November 1, 2016, Holdings has the right to redeem up to 35% of the aggregate principal amount of outstanding Notes with the net proceeds from certain equity offerings at a redemption price equal to 105.500% of their principal amount, plus accrued and unpaid interest to the redemption date. Holdings may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (including any additional Notes) remains outstanding.

The Indenture contains certain covenants that, among other things, limit Holdings’ ability and the ability of its restricted subsidiaries to incur additional indebtedness, make certain dividends, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Holdings’ affiliates. Such covenants are subject to a number of important exceptions and qualifications set forth in the Indenture. The Indenture also contains certain customary events of default, including failure to make payments in respect of the principal amount of the Notes, failure to make payments of interest on the Notes when due and payable, failure to comply with certain covenants and agreements and certain events of bankruptcy or insolvency.

An event of default under the Indenture will allow the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to declare the principal of and accrued but unpaid interest on all Notes due and payable, or in the case of events of default involving bankruptcy, insolvency or reorganization of Holdings, such principal and accrued and unpaid interest on all Notes will become immediately due and payable without action from the trustee or any holder.

The foregoing descriptions of the Underwriting Agreement and the Indenture, which includes the form of Note as an exhibit thereto, do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreement. The Underwriting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The Base Indenture was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2012 and is incorporated by reference into this Item 1.01.  The Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference into this Item 1.01.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-181351).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Indenture” in Item 1.01 above and the full text of the Indenture, which is attached hereto as Exhibit 4.1, are incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 The following Exhibits are filed herewith as part of this report:

4.1

Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2

Second Supplemental Indenture dated as of October 29, 2013, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto)

5.1	Legal Opinion of the Company’s General Counsel

10.1

Underwriting Agreement, dated as of October 24, 2013, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters listed therein

23.1	Consent of the Company’s General Counsel (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

October 29, 2013	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary

Exhibit Number	Description

4.1

Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2

Second Supplemental Indenture dated as of October 29, 2013, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto)

5.1	Legal Opinion of the Company’s General Counsel

10.1

Underwriting Agreement, dated as of October 24, 2013, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters listed therein

23.1	Consent of the Company’s General Counsel (included as part of Exhibit 5.1)